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                                                                   EXHIBIT 10.12

                   AMENDMENT TO COMMON STOCK WARRANT AGREEMENT

   This Amendment to Common Stock Warrant Agreement ("Amendment"), effective as of March 18, 2002, by and between GenVec, Inc., having offices at 65 West Watkins Mill Road, Gaithersburg, Maryland 20878 ("Company"), and Cornell Research Foundation, Inc., having offices at Cornell Business & Technology Park, 20 Thornwood Drive, Suite 105, Ithaca, New York ("Holder"), amends that certain GenVec, Inc. Common Stock Warrant Agreement by and between Company and Holder dated May 15, 1998 (the "Warrant Agreement").

   WHEREAS, in accordance with the provisions of the Warrant Agreement, Holder was granted the right to purchase up to Four Hundred Thousand (400,000) shares of Company common stock at an exercise price of three dollars ($3.00) per share.

   WHEREAS, as a result of Company stock splits and a recapitalization subsequent to May 15, 1998, Holder is, as of the effective date of this Amendment, entitled under Section 7(a) of the Warrant Agreement to purchase up to One Hundred One Thousand, Six Hundred Ninety-Four (101,694) shares of Company common stock at an exercise price of eleven dollars and eighty cents ($11.80) per share, subject to further adjustments under the Warrant Agreement.

   WHEREAS, in consideration of amendments agreed to by the parties to their Amended and Restated Exclusive License Agreement, the parties desire to amend the Warrant Agreement as set forth herein below.

   NOW, THEREFORE, Company and Holder agree as follows:

AMENDMENT. This Amendment hereby amends the Warrant Agreement to incorporate the terms and conditions set forth in this Amendment. The relationship of the parties shall continue to be governed by the terms and conditions of the Warrant Agreement, as amended herein; and in the event that there is any conflict between the terms and conditions of the Warrant Agreement and this Amendment, the terms and conditions of this Amendment shall control. As used in this Amendment, all capitalized terms shall have the meanings defined for such terms in this Amendment or, if not defined in the Amendment, the meanings defined in the Warrant Agreement.

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MODIFICATIONS TO THE AGREEMENT:

1. In Section 1, lines 4-6 of the Warrant Agreement the phrase "up to 400,000 shares (the "Warrant Shares"), of the Company's common stock, par value $.01 per share ("Common Stock"), at an exercise price of three dollars ($3.00) per share" is hereby deleted and the phrase "up to 101,694 shares (the "Warrant Shares"), of the Company's common stock existing as of the effective Date of this Amendment, par value $.001 per share ("Common Stock"), at an exercise price of three dollars and sixty cents ($3.60) per share" substituted therefor.

2. In Section 2(a) of the Warrant Agreement, the numbers of Warrant Shares set forth in clauses (i) through (iii) shall be adjusted proportionately to give effect to the stock splits and recapitalization described in the recitals hereto. The number of outstanding shares described in (i), (i), and (iii), when added together, totals 35,592.

3. Sections (iv), (v), (vi), and (vii) hereby are deleted in their entirety and shall be replaced with the following:

     (iv) 66,102 Warrant Shares upon the effective date of this Amendment.

ENTIRE AGREEMENT. Together the Warrant Agreement and this Amendment constitute the entire agreement between the Parties in connection with the subject matter thereof and supersede all prior and contemporaneous agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. No provision of this Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Amendment shall be governed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws.

     IN WITNESS WHEREOF, the parties have executed this Amendment.

GENVEC, INC.                                   CORNELL RESEARCH FOUNDATION, INC.


By:     /s/ Thomas E. Smart                    By:    /s/ Brian Kelly
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Title:  Thomas E. Smart                        Title: Vice President
       -----------------------------                  ------------------------
        Sr. Vice President,
        Corporate Development
        GenVec, Inc.

Date:   March 18, 2002                         Date:  March 18, 2002
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